Exhibit 10.8

配偶同意函

Spouse Consent Letter

本人，______(配偶姓名)（中国公民，身份证号码：___________________），为_____(持股人姓名)（中国公民，身份证号码：_______________）之合法配偶。

The undersigned, ______ (a PRC citizen with PRC Identification Card No.: ___________________), is the lawful spouse of _____ (a PRC citizen with PRC Identification Card No.: ___________________).

本人在此无条件并不可撤销地同意______(持股人姓名) 于 2021 年1月7日签署下列文件（下称“交易文件”）, 并同意按照以下文件的规定处置_______(持股人姓名) 持有的、并登记在其名下的盛丰物流集团有限公司（“盛丰集团”）的股权：

I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by __________ on January 7, 2021, and the disposal of the equity interests of Shengfeng Logistics Group Co., Ltd. (“Shengfeng Group”) held by __________ and registered in ____(his or her) name according to the following documents:

(1)	与福建天裕盛丰物流有限公司（下称“独资公司”）及盛丰集团签署的《股权质押协议》；

The Equity Pledge Agreement entered into with Fujian Tianyu Shengfeng Logistics Co., Ltd. (hereinafter referred to as the “WFOE”) and Shengfeng Group;

(2)	与独资公司及盛丰集团签署的《认购期权协议》；以及

The Call Option Agreement entered into with the WFOE and Shengfeng Group; and

(3)	与独资公司及盛丰集团签署的《股东表决权委托协议》。

The Voting Rights Proxy Agreement entered into with the WFOE and Shengfeng Group.

本人承诺不就_______(持股人姓名) 持有的盛丰集团的股权提出任何主张。

I hereby undertake not to make any assertions in connection with the equity interests of Shengfeng Group which are held by _________.

本人进一步确认，_______(持股人姓名)履行交易文件以及进一步修改或终止交易文件并不需要 本人另行授权或同意。

I hereby further confirm that __________ can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修 订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

(配偶同意函签字页/ Signature Page to Spouse Consent Letter)

/s/

______________ (配偶姓名)

_____________ (spouse name)

日期：2021年1月7日

Date ：January 7, 2021

Schedule of Material Differences

One or more person signed the Spousal Consent Letter under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name	ID Card	Percentage
1	Yongxu Liu	[*]	31.00
2	Zhuangyuan Lin	[*]	2.59
3	Zhongdeng Pan	[*]	2.13
4	Zhiping Yang	[*]	1.58
5	Yufan Chen	[*]	1.00
6	Yelie Song	[*]	0.97
7	Chaoxin Yang	[*]	0.96
8	Daqiu Tang	[*]	0.85
9	Guangsheng Lin	[*]	0.85

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